Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions [Abstract]
Acquisitions
Note Two
Acquisitions

On November 14, 2011, the Company announced that it had signed a definitive agreement to acquire Virginia Savings Bancorp, Inc. ("VSB") and its wholly owned subsidiary, Virginia Savings Bank.  VSB is a $128 million bank and operates five branches in the northwest portion of Virginia.  The Company and VSB anticipate that the transaction will be completed in the second quarter of 2012, pending regulatory approvals, the approval of the shareholders of VSB and completion of other customary closing conditions.  The total transaction value is expected to be less than $15 million.